Exhibit 99.1

Advertising Insertion Order	AOL Advertising 770 Broadway - 6th Floor New York, NY 10003 8/1/13 16:29 PM

CONTRACT INFORMATION	BILLING CONTACT INFORMATION	SUMMARY

Advertiser: LOCAL CORPORATION	Primary Contact: ATTN: ACCOUNTS PAYABLE	Total Gross: $***
Plan Name: Local.com Search 2013-2015	Company Name: LOCAL CORPORATION	Total Net: $***
Plan ID: 10052222	Address: 7555 IRVINE CENTER DRIVE	All prices shown are: Net
Plan Version: 7	City, State/Province: IRVINE, CA	Agency Commission: $0.00
AOL Sales Contact: Nicole Hoag	Postal Code, Country: 92618-2930, US	Agency Commission%: 0%
Start Date: 6/1/13	Email: billing@local.com	Billing Data Source: AOL Advertising
End Date: 5/31/15	Phone: 949-784-0800
Fax:
Billing Method: Bill on Actuals

CREATIVE SPECS

Detailed Specs available at http://advertising.aol.com/ad-specs

MEDIA PLAN DETAILS

Lineltem#	ProductName/ChargeType	Targeting	Line Item Notes	Start	End	ValueType	CostType	Rate	Quantity	TotalCost
3069768	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069769	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069770	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069771	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069772	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069773	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069774	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069775	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069776	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069777	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069778	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069779	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Advertising Insertion Order	AOL Advertising 770 Broadway - 6th Floor New York, NY 10003 8/1/13 16:29 PM

Lineltem#	ProductName/ChargeType	Targeting	Line Item Notes	Start	End	ValueType	CostType	Rate	Quantity	TotalCost
3069780	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069781	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069782	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069783	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069784	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069785	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069786	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069787	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069788	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069789	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069790	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069791	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069792	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069793	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069794	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069795	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069796	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069797	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069798	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069799	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069800	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069801	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069802	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069803	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069804	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069805	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069806	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069807	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069808	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Advertising Insertion Order	AOL Advertising 770 Broadway - 6th Floor New York, NY 10003 8/1/13 16:29 PM

Lineltem#	ProductName/ChargeType	Targeting	Line Item Notes	Start	End	ValueType	CostType	Rate	Quantity	TotalCost
3069809	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069810	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069811	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069812	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069813	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069814	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069815	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069816	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069817	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069818	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069819	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069820	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069821	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3069822	AOL Search Marketplace		***	6/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114398	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114412	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114413	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114414	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114415	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114416	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114417	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114418	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114419	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114420	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114498	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114499	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114500	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114501	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
3114502	AOL Search Marketplace		***	8/1/13	5/31/15	Paid Media	BID	—	—	$	***
								Totals	—	$	***

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

10052222(7) Page 3 / 5

Advertising Insertion Order	AOL Advertising 770 Broadway - 6th Floor New York, NY 10003 8/1/13 16:29 PM

GENERAL COMMENTS

Client will be billed on a CPC, bid-for-position model only.

The only additional terms that apply are the search marketplace terms

TERMS AND CONDITIONS

4 - AAAAs 3.0 with Additional Terms This Insertion Order will be governed by the AAAA/IAB Standard Terms and Conditions for Internet Advertising for Media Buys One Year or Less, version 3.0 (the “Standard Terms”), and any additional terms attached hereto or referenced via URL (the “AOL Additional Terms”). This Insertion Order will be governed by the laws of the State of New York. If an Advertiser is signing this Insertion Order with no Agency representation, all references in this Insertion Order and the Standard Terms to “Agency” will be deemed to mean Advertiser. All impressions specified in this Insertion Order will be delivered through the AOL Network , which is defined as any web site, product, service, or site owned, operated, distributed, or authorized to be distributed by or through AOL Inc., AOL Advertising Inc. or any AOL affiliate worldwide, including any third party interactive site(s) on which AOL distributes or is authorized to distribute Advertisements. AOL Additional terms that apply to the inventory specified herein are incorporated by reference and can be found at http://adspecs.aol.com/terms-conditions/current-terms- conditions/aol-advertising-inc-additional-terms-advertising-insertion

AUTHORIZED SIGNATURE

In order to bind the parties to this agreement, their duly authorised representatives have signed their names below on the dates indicated. This agreement (including the Standard Terms incorporated by) reference shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Advertising Insertion Order	AOL Advertising 770 Broadway - 6th Floor New York, NY 10003 8/1/13 16:29 PM

AOL Advertising Inc.		CUSTOMER OR AGENCY

By:		By:
(signature)

Print Name:	Jim Norton, Vice President AOL Advertising, Inc.	Print Name:	Michael Sawtell
(print or type)

Title:		Title:	President/COO
	(print or type)		(print or type)

Date:	8/7/13	Date:	8/6/13

CONTRACT #113

*** - Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

10052222(7) Page 5 / 5